Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2021, is among BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto, for purposes of Sections 1, 2, 5(a), 6, and 8 hereof, acknowledged and agreed by certain Subsidiaries of the Borrower, as Guarantors, and, for purposes of Section 5(b), B. Riley Financial, Inc., as Limited Guarantor.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of May 14, 2020 (as amended through Amendment No. 1, dated as of October 30, 2020, Amendment No. 2, dated as of February 8, 2021, Amendment No. 3, dated as of March 4, 2021, Amendment No. 4, dated as of March 26, 2021, and from time to time further amended, supplemented, restated, amended and restated or otherwise modified the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement (as amended hereby)), pursuant to which the Revolving Credit Lenders have provided the Revolving Credit Facility to the Borrower and the Term Loan Lenders have provided the Term Loan Facility to the Borrower; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to, among other items, (i) amend Section 7.01 (Indebtedness) to permit the issuance of certain Disqualified Stock and permit payment of regular cash dividends thereon and (ii) modify Article XI (Additional Subordination Terms) to permit the related cashless prepayment of Term Loans; and

WHEREAS, the Borrower, the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to the Credit Agreement.

The Credit Agreement is, effective as of the Amendment No. 5 Effective Date, hereby amended as follows:

(a)      Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the following new definitions in the appropriate alphabetical order in Section 1.01:

“Cashless Notes Indebtedness Term Loan Prepayment” means the deemed optional prepayment of the principal amount of Term Loans by the Borrower pursuant to Section 2.05(a)(i), which prepayments shall be effectuated by the conversion or exchange on or prior to February 17, 2021 of Term Loans in an aggregate principal amount deemed purchased not to exceed $35,000,000 into Notes Indebtedness permitted pursuant to Section 7.01(q) on a dollar-for dollar basis based on the principal amount of such deemed purchased Notes Indebtedness.

“Cashless Stock Conversion Term Loan Prepayment” means the deemed optional prepayment of the principal amount of Term Loans by the Borrower pursuant to Section 2.05(a)(i), which prepayment shall be effectuated by the conversion or exchange on or prior to July 2, 2021, of Term Loans into Preferred Stock permitted pursuant to Section 7.01(t) on a dollar-for-dollar basis based on the greater of the deemed issued Preferred Stock’s voluntary liquidation preference and its involuntary liquidation preference.

“Converted Preferred Stock” means Preferred Stock issued by the Borrower solely for the purpose of effectuating a Cashless Stock Conversion Term Loan Prepayment.

“Preferred Stock” means any preferred Stock issued by the Borrower, including any Converted Preferred Stock.

“Preferred Stock Prospectus” has the meaning specified in Section 7.01(t).

(b)           The definition of “Cashless Term Loan Prepayment” shall be amended and restated in its entirety as follows:

“Cashless Term Loan Prepayment” means (x) any Cashless Notes Indebtedness Term Loan Prepayment or (y) any Cashless Stock Conversion Term Loan Prepayment, as the context may require.

(c)          Clause (a) of the definition of “Restricted Payment” shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

(a) any dividend, distribution or any other payment whether direct or indirect, on account of any Stock or Stock Equivalents of the Borrower or any of its Subsidiaries now or hereafter outstanding, except (i) a dividend payable solely in Stock or Stock Equivalents (other than Disqualified Stock), ~~or~~ (ii) a dividend or distribution payable solely to the Borrower or one or more Guarantors, or (iii) so long as at the time of payment no Default or Event of Default shall have occurred and be continuing or may result therefrom, any payment to holders of Preferred Stock issued pursuant to Section 7.01(t) of regularly payable dividends at a rate not to exceed 9.0% per annum of the liquidation preference of such Preferred Stock,

(d)          Clause (d)(iv)(B) of Section 2.09 (Fees) shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

(B)          the remainder of the outstanding Deferred Ticking Fees and Other Amendment Fees shall be payable on the earlier of (a) the last day of the Availability Period with respect to the Revolving Credit Facility and (b) the later of (I) the date on which the sum of (x) the aggregate amount of principal of ~~Borrower incurs~~ Additional Notes Indebtedness incurred by the Borrower plus (y) the aggregate liquidation preference of Preferred Stock (other than Converted Preferred Stock) issued by the Borrower ~~in an aggregate principal amount that~~ exceeds $30,000,000 and (II) the later of (x) each date set forth below with respect to each corresponding “Aggregate Amount Payable” if the Revolving Credit Facility Termination Date does not occur prior to or simultaneously with such date and (y) the last Business Day of any calendar month (any such date, a “Test Date”) on which the Cash Balance exceeds $50,000,000, provided that, if after giving pro forma effect to the payment of such portion of fees owed under this Section 2.09(d)(iv)(B) the Cash Balance does not exceed $50,000,000, (i) such payment shall not exceed the amount that would cause the Cash Balance to equal $50,000,000 and (ii) accumulated unpaid amounts of such portion or portions of such fees shall be paid on the next Test Date on which the Cash Balance exceeds $50,000,000 in an amount not to exceed the amount that would cause the Cash Balance to equal $50,000,000 after giving pro forma effect to the payment of such fees; provided that the Deferred Ticking Fees and Other Amendment Fees shall be waived in the amounts set forth below in the column titled “Aggregate Amount Waived”, if the Revolving Credit Facility Termination Date occurs on or before the date as set forth below:

Date	Aggregate Amount Waived	Aggregate Amount Payable
June 30, 2021	$9,000,000.00	$3,000,000.00

July 31, 2021	$6,000,000.00	$3,000,000.00

August 31, 2021	$3,000,000.00	$1,500,000.00

September 30, 2021	$1,500,000.00	$750,000.00

October 31, 2021	$750,000.00	$375,000.00

November 30, 2021	$375,000.00	$375,000.00

(e)          Clause (q)(y) of Section 7.01 (Indebtedness) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

(y)     Additional Notes Indebtedness of the Borrower issued on or after the Amendment No. 4 Effective Date in an aggregate amount not to exceed $150,000,000 at any time outstanding, provided that the sum of (I) the aggregate principal amount of Additional Notes Indebtedness incurred by the Borrower pursuant to this Section 7.01(q)(y) plus (II) the aggregate liquidation preference of Preferred Stock (other than Converted Preferred Stock) issued by the Borrower pursuant to Section 7.01(t) shall not exceed $200,000,000 in the aggregate;

(f)            Section 7.01 (Indebtedness) of the Credit Agreement shall be amended by (i) deleting the word “and” after clause (r) thereof, (ii) deleting the period and inserting “;” after clause (s) thereof and (iii) inserting a new clause (t) to read in its entirety as follows:

(t)           Preferred Stock (including Disqualified Stock) issued by the Borrower on or prior to June 30, 2021; provided that (i) at the time of such issuance, no Default or Event of Default may have occurred and be continuing or may result therefrom, (ii) the terms and conditions thereof shall be as set forth in the Prospectus Supplement filed on May 3, 2021 to the prospectus dated April 30, 2021 relating to the Series A Cumulative Perpetual Preferred Stock (the “Preferred Stock Prospectus”), provided that such terms and conditions may be modified to the extent not adverse to the Revolving Credit Lenders in the sole discretion of the Administrative Agent, (iii) the certificate of designations and certificate of increase, if any, governing the Preferred Stock shall be in form and substance satisfactory to the Administrative Agent, (iv) the Preferred Stock shall not mature or be mandatorily redeemable or convertible, in whole or in part, provided that the Preferred Stock may be mandatorily convertible into common Stock (or alternative consideration, provided that any such alternative consideration is at the option, or within the control of, the Borrower and shall, for the avoidance of doubt, be subject to Section 7.05 (Restricted Payments)) as a result of (I) a change of control of the Borrower (such “change of control”, to be defined as defined in the Preferred Stock Prospectus) or (II) the Preferred Stock no longer being listed on any of the NYSE, NYSE AMER or NASDAQ (or any successor thereof) at such time the Borrower is not subject to reporting requirements of the Securities and Exchange Act of 1934, (v) the terms and conditions of the Preferred Stock shall not contain financial covenants, negative covenants or affirmative covenants that are not set forth in the Preferred Stock Prospectus, and (vi) the sum of (I) the aggregate principal amount of Additional Notes Indebtedness incurred by the Borrower pursuant to Section 7.01(q)(y) plus (II) the aggregate liquidation preference of Preferred Stock (other than Converted Preferred Stock) issued by the Borrower hereunder shall not exceed $200,000,000 in the aggregate.

(g)         Clause (j) of Section 7.08 (Transactions with Affiliates) of the Credit Agreement shall be amended by inserting the text underlined below to read in its entirety as follows:

(j)            any Cashless Term Loan Prepayment, including (x) the incurrence of the Notes Indebtedness and (y) the issuance of Converted Preferred Stock, that is converted or exchanged from Term Loans; and

(h)          Clause (k) of Section 7.08 (Transactions with Affiliates) of the Credit Agreement shall be amended by inserting the text underlined below to read in its entirety as follows:

(k)	the issuance of Stock and Stock Equivalents (other than Disqualified Stock (excluding any Preferred Stock issued pursuant to Section 7.01(t)) of the Borrower and not otherwise constituting or giving rise to a Change of Control.

(i)            Section 8.01 (Events of Default) of the Credit Agreement shall be amended by (i) deleting the period and inserting “; or” after clause (k) thereof, (ii) deleting the period and inserting “; or” after clause (l) thereof and (iii) inserting a new clause (m)  to read in its entirety as follows:

(m)             Stock Conversion Term Loan Prepayment Default. Following the initial issuance of any Preferred Stock, if prior to the later of (x) June 30, 2021 and (y) two Business Days following such initial issuance, at least 50% of the principal amount of the outstanding Term Loans as of such initial issuance date shall not have been prepaid pursuant to a Cashless Stock Conversion Term Loan Prepayment.

(j)           Clause (a) of Section 11.02 (Turnover) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

(a)                Any payment or distribution (whether in cash, property or securities) that may be received by any Term Loan Lender or its Affiliate (including, in each case, in its capacity as a holder of Notes Indebtedness or Preferred Stock) ~~on account of any Obligations~~ with respect to the Term Loan Facility, the Notes Indebtedness, the Preferred Stock, the B. Riley Fee Letter or the 2020 Refinancing in violation of this Agreement (including Section 7.05) shall be segregated and held in trust and promptly paid over to the Administrate Agent, for the benefit of the Secured Parties, in each case, in the same form as received, with any necessary endorsements, and each of the Term Loan Lenders hereby authorizes the Administrative Agent to make any such endorsements as agent for such Term Loan Lender or its respective Affiliate (in each case, which authorization, being coupled with an interest, is irrevocable). All such payments paid over to the Administrative Agent shall be, as applicable, (i) used to pay L/C Borrowings and, if the L/C Borrowings are paid in full, Cash Collateralize Letters of Credit or (ii) applied in accordance with the provisions of Section 8.03. For purposes of this Agreement, each Term Loan Lender agrees that in an any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party of the Borrower, any debt or equity securities issued or to be issued by the reorganized or liquidating Borrower or any reorganized or liquidating Loan Party that is allocated to any Term Loan Lender or Affiliate thereof on account of the Term Loan Facility, the Notes Indebtedness, the Preferred Stock, the B. Riley Fee Letter or the 2020 Refinancing in a plan of reorganization or liquidation shall be deemed to be payments that are subject to the turnover provisions hereunder.

2.	Additional Agreements and Acknowledgments.

(a)           The Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Revolving Credit Lender who consented to this Amendment by executing and delivering to the Administrative Agent a signature page hereto on or prior to the Amendment No. 5 Effective Date, a work fee of $50,000, which fee shall be earned on the Amendment No. 5 Effective Date and shall be payable in immediately available funds upon the Amendment No. 5 Effective Date; provided that, if the aggregate amount of such fees payable under this Section 2(a) exceeds $700,000, the aggregate amount of such fees shall be reduced by the excess thereof and such reduced fees shall be allocated equally among each such consenting Revolving Credit Lender (the fees under this Section 2(a), the “Work Fees”).

(b)           The Borrower and the other Loan Parties each acknowledge and agree that the breach or failure to comply in any respect with the terms and conditions of this Section 2 shall constitute an immediate Event of Default under Section 8.01 of the Credit Agreement.

3.	Effectiveness; Conditions Precedent.

The amendments contained herein shall only be effective upon the satisfaction or waiver of each of the following conditions precedent (the date of satisfaction or waiver, the “Amendment No. 5 Effective Date”):

(a)           the Administrative Agent shall have received each of the following documents or instruments in form and substance acceptable to the Administrative Agent:

(i)             counterparts of this Amendment executed by the Loan Parties, the Limited Guarantor, the Administrative Agent, the Required Lenders and each Term Loan Lender;

(ii)           a certificate of the chief financial officer or treasurer of the Borrower certifying that as of the Amendment No. 5 Effective Date (A) all of the representations and warranties in this Amendment are true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date), (B) no Default shall exist, or would result from the occurrence of the Amendment No. 5 Effective Date and (C) that since December 31, 2020, there have not occurred any facts, circumstances, changes, developments or events which, individually or in the aggregate, have constituted or would reasonably be expected to result in, a Material Adverse Effect; and

(iii)          a solvency certificate, executed by a Responsible Officer of the Borrower in form and substance reasonably acceptable to the Administrative Agent, which, among other things, shall certify that the Borrower will be Solvent as of the date hereof and after the issuance of Preferred Stock permitted under the Credit Agreement (as amended hereby) on a pro forma basis as if issued on the Amendment No. 5 Effective Date.

(b)	the Administrative Agent shall have received on account of each Revolving Credit Lender who consented to this Amendment, the Work Fee;

(c)	without prejudice to, or limiting the Borrower’s obligations under, Section 10.04 (Expenses; Indemnity; Damage Waiver) of the Credit Agreement, all outstanding fees, costs and expenses due to the Administrative Agent and the Lenders, including on account of Agent’s Legal Advisor and FTI, shall have been paid in full to the extent that the Borrower has received an invoice therefor (with reasonable and customary supporting documentation) at least two Business Days prior to the Amendment No. 5 Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced); and

(d)	each of the representations and warranties made by the Borrower in Section 4 hereof shall be true and correct.

The Administrative Agent agrees that it will, upon the satisfaction or waiver of the conditions contained in this Section 3, promptly provide written notice to the Borrower, and the Lenders of the effectiveness of this Amendment.

4.            Representations and Warranties.

In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, for itself and for each other Loan Party, as follows:

(a)	that both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists;

(b)          the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties (i) specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) contain a materiality or Material Adverse Effect qualifier, in which case such representations and warranties shall be true and correct in all respects);

(c)          the execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate, limited liability company or partnership action, including the consent of shareholders, partners and members where required, do not contravene any Loan Party or any of its Subsidiaries’ respective Constituent Documents, do not violate any Requirement of Law applicable to any Loan Party or any order or decree of any Governmental Authority or arbiter applicable to any Loan Party and do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person in order to be effective and enforceable;

(d)          this Amendment has been duly executed and delivered on behalf of the Borrower and the other Loan Parties;

(e)          this Amendment constitutes a legal, valid and binding obligation of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(f)           as of the date hereof, all Liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Credit Agreement or the other Loan Documents, are valid, enforceable, duly perfected to the extent required by the Loan Documents, non-avoidable, first priority liens, security interests, assignments and pledges (subject to Liens permitted by Section 7.02 of the Credit Agreement), continue unimpaired, are in full force and effect and secure and shall continue to secure all of the obligations purported to be secured in the respective Security Instruments pursuant to which such Liens were granted.

5.	Consent, Acknowledgement and Reaffirmation of Indebtedness and Liens.

(a)           By its execution hereof, each Loan Party, in its capacity under each of the Loan Documents to which it is a party (including the capacities of debtor, guarantor, grantor and pledgor, as applicable, and each other similar capacity, if any, in which such party has granted Liens on all or any part of its properties or assets, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations), hereby:

(i)            expressly consents to the amendments and modifications to the Credit Agreement effected hereby;

(ii)           expressly confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which it is a party is, and all of the obligations and liabilities of such Loan Party to the Administrative Agent, the Lenders and each other Secured Party contained in the Loan Documents to which it is a party (in each case, as amended and modified by this Amendment), are and shall continue to be, in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects and, without limiting the foregoing, agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, guaranties, grants of security interests and covenants contained in the Loan Documents;

(iii)          to the extent such party has granted Liens or security interests on any of its properties or assets pursuant to any of the Loan Documents to secure the prompt and complete payment, performance and/or observance of all or any part of its Obligations to the Administrative Agent, the Lenders, and/or any other Secured Party, acknowledges, ratifies, remakes, regrants, confirms and reaffirms without condition, all Liens and security interests granted by such Loan Party to the Administrative Agent for their benefit and the benefit of the Lenders, pursuant to the Credit Agreement and the other Loan Documents, and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Loan Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, the Loans made by, and Letters of Credit provided by, the Administrative Agent and the Lenders to the Borrower and/or the other Loan Parties under the Credit Agreement, and all extensions renewals, refinancings, amendments or modifications of any of the foregoing;

(iv)	agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Loan Documents; and

(v)	acknowledges and agrees that: (i) the Guaranty and any obligations incurred thereunder, have been provided in exchange for “reasonably equivalent value” (as such term is used under the Bankruptcy Code and applicable state fraudulent transfer laws) and “fair consideration” (as such term is used under applicable state fraudulent conveyance laws) or similar term under applicable Debtor Relief Laws and (ii) each grant or perfection of a Lien or security interest on any Collateral provided in connection with Loan Documents, this Amendment and/or any negotiations with the Administrative Agent and/or the Lenders in connection with a “workout” of the Obligations is intended to constitute, and does constitute, a “contemporaneous exchange for new value” (as such term is used in Section 547 of the Bankruptcy Code) or similar concept under applicable Debtor Relief Laws.

(b)           By its execution hereof, the Limited Guarantor, in its capacity under the Limited Guarantor, hereby:

(i)            expressly consents to the amendments and modifications to the Credit Agreement effected hereby;

(ii)           expressly confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Limited Guaranty, is and shall continue to be, in full force and effect and is hereby reaffirmed, ratified and confirmed in all respects and, without limiting the foregoing, agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, guaranties, grants of security interests and covenants contained in the Limited Guaranty; and

(iii)          acknowledges and agrees that the Limited Guaranty and any obligations incurred thereunder, have been provided in exchange for “reasonably equivalent value” (as such term is used under the Bankruptcy Code and applicable state fraudulent transfer laws) and “fair consideration” (as such term is used under applicable state fraudulent conveyance laws).

6.	Releases; Waivers.

(a)           By its execution hereof, each Loan Party (on behalf of itself and its Affiliates) and its successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Loan Party, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, the Lenders and each of the other Secured Parties, and the Administrative Agent’s, each Lenders’ and each other Secured Party’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter, the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, covenants, controversies, damages, judgments, expenses, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any so called “lender liability” claims, claims for subordination (whether equitable or otherwise), interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses and incidental, consequential and punitive damages payable to third parties, or any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore have accrued against any of the Lender Parties under the Credit Agreement or any of the other Loan Documents, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof, in all cases of the foregoing in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”), in each case, other than Claims arising from Lender Parties’ gross negligence, fraud, or willful misconduct. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 6.

(b)	By its execution hereof, each Loan Party hereby (i) acknowledges and confirms that there are no existing defenses, claims, subordinations (whether equitable or otherwise), counterclaims or rights of recoupment or setoff against the Administrative Agent, the Lenders or any other Secured Parties in connection with the Obligations or in connection with the negotiation, preparation, execution, performance or any other matters relating to the Credit Agreement, the other Loan Documents or this Amendment and (ii) expressly waives any setoff, counterclaim, recoupment, defense or other right that such Loan Party now has against the Administrative Agent, any Lender or any of their respective affiliates, whether in connection with this Amendment, the Credit Agreement and the other Loan Documents, the transactions contemplated by this Amendment or the Credit Agreement and the Loan Documents, or any agreement or instrument relating thereto.

7.	Entire Agreement.

This Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 above), and the other Loan Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

8.	Full Force and Effect of Credit Agreement.

This Amendment is a Loan Document (and the Borrower and the other Loan Parties agree that the “Obligations” secured by the Collateral shall include any and all obligations of the Loan Parties under this Amendment). Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

9.	Counterparts; Effectiveness.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic email or other electronic imaging means (e.g., “pdf” or “tif”), including DocuSign, shall be effective as delivery of a manually executed counterpart of this Amendment.

10.	Governing Law; Jurisdiction; Waiver of Jury Trial.

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.04, 10.14 and 10.15 of the Credit Agreement are hereby incorporated herein by this reference.

11.	Severability.

If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavour in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.	References.

All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.

13.	Successors and Assigns.

This Amendment shall be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Administrative Agent and the respective successors and assigns of the Borrower, the Lenders and the Administrative Agent.

[Signature pages follow]

 IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BABCOCK & WILCOX ENTERPRISES, INC.

By:
Name:	Rodney E. Carlson
Title:	Treasurer

[Babcock & Wilcox Enterprises, Inc.

Amendment No.5 Signature Page]

Acknowledged and Agreed for purposes of Sections 1, 2, 5(a), 6 and 8 of the Amendment:
AMERICON EQUIPMENT SERVICES, INC. AMERICON, LLC
BABCOCK & WILCOX CONSTRUCTION CO., LLC
BABCOCK & WILCOX EBENSBURG POWER, LLC
BABCOCK & WILCOX EQUITY INVESTMENTS, LLC
BABCOCK & WILCOX HOLDINGS, LLC
BABCOCK & WILCOX INDIA HOLDINGS, INC.
BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
BABCOCK & WILCOX INTERNATIONAL, INC.
BABCOCK & WILCOX CANADA CORP. BABCOCK & WILCOX SPIG, INC.
BABCOCK & WILCOX TECHNOLOGY, LLC
BABCOCK & WILCOX DE MONTERREY, S.A. DE C.V.
DELTA POWER SERVICES, LLC
DIAMOND OPERATING CO., INC.
DIAMOND POWER AUSTRALIA HOLDINGS, INC.
DIAMOND POWER CHINA HOLDINGS, INC.
DIAMOND POWER EQUITY INVESTMENTS, INC.
DIAMOND POWER INTERNATIONAL, LLC
EBENSBURG ENERGY, LLC
O&M HOLDING COMPANY
POWER SYSTEMS OPERATIONS, INC.
SOFCO EFS HOLDINGS LLC
THE BABCOCK & WILCOX COMPANY

By:

Name:	Rodney E. Carlson
Title:	Treasurer

[Babcock & Wilcox Enterprises, Inc.

Amendment No.5 Signature Page]

Acknowledged and Agreed for purposes of Section 5(b) of the Amendment:

B. RILEY FINANCIAL, INC.

By:

Name:	Phil Ahn
Title:	CFO

[Babcock & Wilcox Enterprises, Inc.

Amendment No.5 Signature Page]

Administrative Agent:

BANK OF AMERICA, N.A., as
Administrative Agent

By:

Name:	Bridgett J. Manduk Mowry
Title:	Vice President

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 Signature Page]

Bank of America, N.A.	, as Lender

By:

Name:	Stefanie Tanwar
Title:	Director

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

Banc of America Credit Products, Inc	, as Lender

By:

Name:	Miles Hanes
Title:	Authorized Signatory

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

The Bank of Nova Scotia	, as Lender

By:

Name:	Hiliary Lai
Title:	Senior Manager

By:

Name:	Justin Mitges
Title:	Director

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

BBVA USA, as Lender

By:

Name:	Bruce Bingham
Title:	Vice President

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

BNP Paribas	, as Lender

By:

Name:	Pierre-Nicholas Rogers
Title:	Managing Director

By:

Name:	Yudesh Sohan
Title:	Director

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

CITIZENS BANK, N.A.	, as Lender

By:

Name:	David W. Stack
Title:	Senior Vice President

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:

Name:	Yuriy A. Tsyganov
Title:	Managing Director

By:

Name:	Kathleen Sweeney
Title:	Managing Director

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

Hancock Whitney Bank, as Lender

By:

Name:	Eric K. Sander
Title:	Vice President

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

JPMORGAN CHASE BANK, N.A., as Lender

By:

Name:	Antje Focke
Title:	Executive Director

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

MUFG Bank, Ltd., as Lender

By:

Name:	David Helffrich
Title:	Director

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

The Northern Trust Company, as Lender

By:

Name:	Coleen Letke
Title:	Senior Vice President

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

PNC Bank, National Association, as Lender

By:

Name:	Linda J McCalmont
Title:	Vice President

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

TD Bank, N.A., as Lender

By:

Name:	Bethany H. Buitenhuys
Title:	Vice President

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

U.S. Bank, N.A., as Lender

By:

Name:	David C. Heyson
Title:	Senior Vice President

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

UniCredit Bank, AG New York Branch, as Lender

Michael D. Novellino
Director

Scott Obeck
Director

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

Wells Fargo Bank, N.A., as Lender

By:

Name:	Teddy Koch
Title:	Wells Fargo

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

B. RILEY SECURITIES, INC. (f/k/a B. Riley FBR, Inc.)

By:

Name:	Michael McCoy
Title:	CFO

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]

B. RILEY FINANCIAL, INC.

By:

Name:	Phil Ahn
Title:	CFO

[Babcock & Wilcox Enterprises, Inc.

Amendment No. 5 - Signature Page]